UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______ )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

GASCO ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

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Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

 Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Mountain Daylight Time, on September 15, 2010.

Vote by Internet • Log on to the Internet and go to www.envisionreports.com/GSX • Follow the steps outlined on the secured website.

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the following proposals: 1. To Elect Seven (7) Directors to Serve on the Board of Directors, as nominated below.

	For	Withhold		For	Withhold		For	Withhold	+

01 – Marc A. Bruner	☐	☐	02 – Richard J. Burgess	☐	☐	03 – Charles B. Crowell	☐	☐
04 – Richard S. Langdon	☐	☐	05 – Carmen J. (Tony) Lotito	☐	☐	06 – John A. Schmit	☐	☐
07 – Steven D. (Dean) Furbush	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To Approve the Issuance of up to 127.1 million shares of Common Stock Issuable Upon Conversion of Gasco Energy, Inc.’s 5.50% Convertible Senior Notes due 2015 and Any Shares of Series C Convertible Preferred Stock Issuable upon Conversion Thereof.	☐	☐	☐	3.	To Amend the Articles of Incorporation of Gasco Energy Inc. to Increase the Authorized Number of Shares of Common Stock from 300,000,000 Shares to 600,000,000 Shares.	☐	☐	☐

4.	To Ratify the Appointment of KPMG LLP as Independent Auditors of Gasco Energy, Inc. for the Fiscal Year Ending December 31, 2010.	☐	☐	☐	5.	To Transact Such Other Business as may Properly Come Before Such Meeting or Any Adjournment(s) Thereof.

B Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. PLEASE DATE AND SIGN IN THE BOXES BELOW. NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on the proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — GASCO ENERGY, INC.

ANNUAL MEETING PROXY CARD
Camille A. Gerard or W. King Grant with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Gasco Energy, Inc. to be held on Wednesday September 15, 2010 or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxy will have authority to vote FOR the nominees listed, FOR item 2, FOR item 3, and FOR item 4.
In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted appear on reverse side.)